As filed with the Securities and Exchange Commission on July __, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21556

Perritt Funds, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gerald W. Perritt, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2006

Date of reporting period: For the semi-annual period April 30, 2006

Item 1. Report to Stockholders.

MicroCap Opportunities Fund Emerging Opportunities Fund

Semi-Annual Reports
April 30, 2006 (Unaudited)

The PERRITT MICROCAP
OPPORTUNITIES FUND invests in a diversified portfolio of equity securities that at the time of purchase have a market capitalization (equity market value) of $500 million or less. The Fund seeks micro-cap companies that management believes have the potential for long-term capital appreciation based on superior or niche products or services, favorable operating characteristics, superior management, and/or other exceptional factors. Investors should expect the Fund to contain a mix of both value and growth stocks.

The PERRITT EMERGING
OPPORTUNITIES FUND invests in a diversified portfolio of equity securities that at the time of purchase have a market capitalization (equity market value) of $250 million or less. The fund seeks to invest in very small companies that have a significant percentage of stock owned by management, low levels of long-term debt, above average revenue and earnings growth rates, and/or possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values.

Past performance is not a guarantee of future results.

Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Micro-cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro-cap company stocks are more volatile than those of larger companies and tend to perform poorly during times of economic stress. The Funds may invest in early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

PORTFOLIO MANAGERS

Dr. Gerald W. Perritt and Michael Corbett share the portfolio management duties of both the MicroCap and Emerging Opportunities Funds. Dr. Perritt received a doctorate in finance and economics from the University of Kentucky in 1974. He has taught courses in investments and finance at a number of colleges and universities and has authored several books on investing. Mr. Corbett joined the firm in 1990 as a research analyst. He was appointed co-manager of the MicroCap Opportunities Fund in 1996 and President of the fund in 1999. A graduate of DePaul University, Mr. Corbett has been President of the Emerging Opportunities Fund since its inception. He is responsible for the daily operations of both funds.

Table of Contents
Semi-Annual Reports April 30, 2006 (Unaudited)

Perritt Capital Management, Inc.
From the desk of Dr. G.W. Perritt, President	2

Perritt MicroCap Opportunities Fund
President’s Message: Michael Corbett	3
Performance	4
Ten Largest Holdings	5
Allocation of Portfolio Net Assets	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Financial Highlights	10
Statement of Changes in Net Assets	11
Notes to Financial Statements	12
Expense Example	13

Perritt Funds
Advisory Agreement	14

Perritt Emerging Opportunities Fund
President’s Message: Michael Corbett	16
Performance	17
Ten Largest Holdings	18
Allocation of Portfolio Net Assets	18
Schedule of Investments	19
Statement of Operations	23
Financial Highlights	23
Statement of Changes in Net Assets	24
Statement of Assets and Liabilities	24
Notes to Financial Statements	25
Expense Example	26

Perritt Funds
Directors and Officers	27
Information	28

The Legacy of Enron

Enron’s bankruptcy, the largest in history, cost 4,000 employees their jobs, many of whom lost their life savings. Investors lost billions. Sixteen people pleaded guilty for crimes committed at the company. After a lengthy trial, founder Ken Lay was found guilty of six counts of conspiracy and fraud and CEO Jeff Skilling was convicted of 19 counts of conspiracy, fraud and insider trading. Both could spend the remainder of their lives in prison.

Shortly after Enron filed for bankruptcy, Congress passed the Sarbanes-Oxley Act of 2002 (SOX). The Act requires the CEO and CFO of all publicly traded companies to certify that annual report disclosures “fairly represent, in all material respects, the operations and financial condition of the issuer.” In addition, the Act increases the penalties for making false disclosures in financial statements.

I have no quarrel with SOX regarding these two provisions. A corporation’s top executives should fairly disclose material facts regarding the company’s operations and its financial condition to the public. Those that don’t should be severely punished.

However, Section 404 of the Act requires that each public company’s annual report contain an “internal control report.” This requirement has cost shareholders billions of dollars. Public companies have been forced to add superfluous internal controls, hire cadres of accountants, and undergo excessive surveillance by public accounting firms.

For most small public companies, the additional costs of implementing Section 404 are onerous. The cost of new control systems for small companies can run from several hundred thousand dollars to a few million. And who bears the cost? The company’s shareholders, of course. Here’s a hypothetical example.

A small public company has 10 million shares outstanding, annual earnings of $4 million, and sports a price-earnings ratio of 20. The company earns $0.40 a share and at 20 times earnings its share price is $8.00 and its equity market value is $80 million. Suppose that the additional controls mandated by SOX cost the firm $300,000 after taxes. The costs reduce annual EPS to $0.37. At 20 times earnings, its shares are now valued at $7.40 and the company’s market value is $74 million, a loss of $6 million. Multiply this loss by the 4,000 small public companies traded in the U.S. and you get a whopping aggregate decline in market value of $24 BILLION! That’s the price that small company investors could end up paying for the supposed protection SOX provides.

Dr. G. W. Perritt
President
Perritt Capital
Management, Inc.

The authors of SOX admit that the Act increases corporate expenses. However, they also argue that the concomitant reduction in risk should lower shareholders’ required rates of return with the net result being a boost in share prices and equity market value. To this I say baloney!

Most investment professionals know that company specific risk (for example, the risk that a company’s executives are crooks) can be diversified away. In other words, diversified investors bear the costs of SOX without receiving any of the benefits.

A movement to reduce the onerous requirements of Section 404 for tiny companies was recently nipped in the bud by regulators. As a result, a number of public companies are considering the option of “going private” instead of implementing 404, and a handful have already delisted their stock and now trade on the “pink sheets.”

My gripe is that compliance with the Act needlessly costs shareholders a bundle. Non-compliance (a sale to private investors or delisting its shares) also short-changes small company investors. In short, all of us that invest in the stocks of tiny companies will needlessly end up paying a hefty price for a law targeting a few corporate white-collar criminals.

Dr. G. W. Perritt
President

Opinions expressed are those of Dr. Perritt and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

President’s Message
The Perritt MicroCap Opportunities Fund posted an 18.45 percent gain during the first six months of fiscal 2006. During the same period, the small-cap Russell 2000 Index rose by 18.91 percent and the MSCI MicroCap Index rose by 18.88 percent. The Russell 2000 Index benchmarks the performance of small-cap stocks, while the MSCI Index benchmarks the micro-cap segment of the U.S. equities market. A more detailed report of the Fund’s performance can be found on page 4 of this report.

During the last six months, 21 positions were liquidated from the Fund’s portfolio. Six companies received buyout offers and were subsequently sold. These companies included Captiva Software, Lifeline Systems, Desert Sun Mining, Duratek, Transport Corporation of America and Water Pik. Investments in 11 companies were liquidated because their shares either reached our price targets or their shares appreciated to the point where valuations could not be justified. Finally, positions in four companies were liquidated after they reported disappointing operating results.

I have been told that deciding when to buy a company’s stock is easy. Knowing when to sell is difficult. This is especially true when you have held an investment for a significant amount of time and it has performed exceptionally well. However, I have tried to take the emotion out of the sell decision by establishing a set of guidelines that tell me when it is time to liquidate a position. Reasons to sell include, unreasonable valuation (usually after an unexpectedly large stock price advance), a stock price exceeds a predetermined target, company size expands well beyond the upper boundary of the micro-cap universe, the company receives a credible takeover offer, and management reports disappointing operating results that were largely unexpected.

Michael Corbett
President
Perritt MicroCap
Opportunities Fund

Lifeline Systems was a company that I would have preferred to hold for several more years. However, the decision to sell was made for me when the company was acquired by Philips Electronics (after appreciating more than seven-fold from our initial purchase six years ago). Air Methods and Healthcare Services were also favored companies. However, my sell discipline flashed a sell signal when valuations became quite lofty. Air Methods’ stock rose by more than six-fold in less than five years from our initial investment and Healthcare Services’ stock rose by more than five fold in less than five years from our initial investment. While these two companies may continue to perform well, our strict discipline required that investments in these two companies be liquidated. The bottom line is that while selling may be emotionally difficult, it is an easy decision to make when you have established a set of rules that tell you when to sell.

As of April 30, 2006, the Fund’s portfolio contained the common stocks of 186 companies, 42 of which were added during the last six months. Based on our earnings estimates, the Fund’s portfolio is trading at approximately 21 times 2006 expected earnings and slightly more than 17 times 2007 expected earnings. The average stock in the portfolio is priced at 1.3 times revenues and the median equity market value is approximately $260 million. Slightly more than 21 percent of the Fund’s assets are invested in cash equivalents.

I want to thank my fellow shareholders for their continued support and the confidence placed in the Perritt Capital Management investment team. While the Fund is closed to most investors, it remains open for additional investments from existing shareholders and open to all retirement accounts. If you have any questions or comments about this report or your investment in the Fund, please call us toll-free at (800) 331-8936 or visit our web site at www.perrittmutualfunds.com. Please refer to the prospectus for information about the Fund’s investment objective and risks.

Michael J. Corbett
President

Perritt MicroCap Opportunities Fund      3

Performance April 30, 2006 (Unaudited)

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value.)

Average Annual Total Returns Periods ended April 30, 2006
	Past 6 Months	Past 1 Year	Past 3 Years	Past 5 Years	Past 10 Years
Perritt MicroCap Opportunities Fund	18.45%	38.24%	33.49%	22.99%	15.10%
Russell 2000 Index	18.91%	33.47%	25.67%	10.90%	9.58%
MSCI U.S. MicroCap Index	18.88%	35.10%	N/A	N/A	N/A
(reflects no deduction for fees and expenses)
CPI	1.15%	3.55%	3.11%	2.64%	2.57%
Average annual total returns take the Fund's actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.
Cumulative Total Returns Periods ended April 30, 2006
	Past 6 Months	Past 1 Year	Past 3 Years	Past 5 Years	Past 10 Years
Perritt MicroCap Opportunities Fund	18.45%	38.24%	137.88%	181.46%	307.99%
Russell 2000 Index	18.91%	33.47%	98.48%	67.77%	149.53%
MSCI U.S. MicroCap Index	18.88%	35.10%	N/A	N/A	N/A
(reflects no deduction for fees and expenses)
CPI	1.15%	3.55%	9.63%	13.91%	28.92%

Cumulative total returns reflect the Fund's actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund's returns to the Russell 2000 Index, which currently reflects a popular measure of the stock performance of small companies. CPI is the rate of inflation as measured by the government's consumer price index.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-8936. The Fund imposes a 2.00% redemption fee on shares held for less than ninety days.

The Russell 2000 Index is comprised of the stocks of the 3,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on market capitalization. You can not invest directly in an index.

The MSCI U.S. MicroCap Index represents the micro-cap companies in the U.S. equity market. The index targets for inclusion approximately the bottom 1.50% of the U.S. equity market capitalization. You can not invest directly in an index.

 4       Perritt MicroCap Opportunities Fund

Ten Largest Holdings

Aladdin Knowledge Systems Ltd. (ALDN) provides solutions for software digital rights management and Internet security. The company offers its products in two divisions: Software Digital Rights Management (SDRM) and Enterprise Security. The company markets its products primarily in Israel, the United States, Europe, and southeast Asia.

Barrett Business Services, Inc. (BBSI) engages in providing staffing and professional employer organization (PEO) services to a diversified group of customers. These services are typically provided through a variety of contractual arrangements, as part of either a traditional staffing service or as a PEO service.

NATCO Group, Inc. (NTG) operates through three segments: Oil and Water Technologies, Gas Technologies, and Automation and Controls. Its Oil and Water Technologies segment includes oil and gas separation and dehydration equipment. The Gas Technologies segment includes carbon dioxide membrane business and built-to-order gas-related technologies that focus on removing contaminants from the gas stream. The Automation and Controls segment offers control systems, engineering and field services, and supervisory control and data acquisition systems.

AEP Industries, Inc. (AEPI) engages in the manufacture and marketing of polyethylene, polyvinyl chloride, and polypropy-lene flexible packaging products. The company manufactures flexible packaging and film products and produces a range of custom films, including sheeting, tubing, and bags. In addition, AEP Industries offers stretch wrap for wrapping, securing palletized products, and polyvinyl chloride and food wrap.

Keystone Automotive Industries, Inc. (KEYS) distributes aftermarket collision repair parts produced by independent manufacturers for automobiles and light trucks. Its product lines include automotive body parts. Further, Keystone Automotive Industries recycles and produces chrome plated and plastic bumpers, and remanufactures alloy and steel wheels. Keystone Automotive Industries operates a hub and spoke distribution system, including 129 distribution centers.

Flanders Corp. (FLDR) designs, manufactures and markets air filters and related products. The Company is focused on providing complete environmental filtration systems for end uses. The Company’s customers include Abbott Laboratories, The Home Depot, Inc., Motorola, Inc., Westinghouse Electric Corp. and several computer chip manufacturers.

American Ecology Corp. (ECOL) provides radioactive, hazardous, and industrial waste management services in the United States. The company operates in two segments, Operating and Non-Operating Disposal Facilities. The Operating Disposal Facilities accept hazardous and low-level radioactive waste, and naturally occurring and accelerator produced radioactive materials. The Non-Operating Disposal Facilities segment operates a closed hazardous waste processing and deep-well injection facility. The company provides its services to commercial and government entities.

AM Castle & Co. (CAS) operates as a specialty metals and plastics distribution company in the North American market. It operates in two segments: Metals and Plastics. The Metals segment distributes nickel alloys, aluminum, titanium, brass, and copper, as well as carbon, alloy, and stainless steels. The Plastics segment stocks and distributes plastics in various forms including plate, rod, tube, clear sheet, tape, gaskets, and fittings.

Newpark Resources Inc. (NR) markets its services to the oil and gas exploration and production (E&P) industry. It provides drilling fluids, associated engineering and technical services; mat and integrated services, and processing and disposing of E&P waste and non-hazardous industrial wastes for the refining, petrochemical and manufacturing industry in the U.S. Gulf Coast market.

Vaalco Energy, Inc. (EGY) is an independent energy company that engages in the acquisition, exploration, development, and production of crude oil and natural gas. The company's properties and exploration activities are located in the Texas Gulf Coast region and offshore Gabon, West Africa. As of December 31, 2005, it had total proved reserves of 7,827 mbbls of crude oil and 21 mmcf of natural gas. The company was founded in 1984 and is headquartered in Houston, Texas.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Allocation of Portfolio Net Assets April 30, 2006 (Unaudited)

Perritt MicroCap Opportunities Fund     5

Schedule of Investments April 30, 2006 (Unaudited)

Shares	COMMON STOCKS - 78.8% (a)	Value
Air Transport - 0.3%
223,740	World Air Holdings, Inc. *	$2,040,509
Biotechnology - 1.4%
206,000	Stratagene Corp.	2,266,000
363,000	ThermoGenesis Corp. *	1,499,190
368,551	Trinity Biotech PLC - ADR *	3,169,539
501,000	Zila, Inc. *	1,628,250
		8,562,979
Building Materials - 0.8%
325,000	Comfort Systems USA, Inc.	4,959,500
Business Services - 6.3%
631,700	@Road, Inc. *	3,550,154
190,500	24/7 Real Media, Inc. *	1,927,860
254,400	Barrett Business Services, Inc. *	6,721,248
307,589	BB Holdings Ltd.	1,439,517
140,000	Click Commerce, Inc. *	2,991,800
480,450	Corillian Corporation *	1,652,748
45,000	Exponent, Inc. *	1,464,750
33,500	Forrester Research, Inc. *	820,750
240,000	GP Strategies Corporation *	1,728,000
535,200	Hooper Holmes, Inc.	1,578,840
299,200	RCM Technologies, Inc. *	2,004,640
229,700	Rentrak Corporation *	2,487,651
90,000	Team, Inc. *	2,826,000
126,500	TechTeam Global, Inc. *	1,266,265
351,300	Tier Technologies, Inc. *	2,596,107
70,000	World Fuel Services Corporation	2,802,800
1,223,030	Zomax Incorporated *	2,225,915
		40,085,045
Chemicals & Related Products - 1.0%
303,000	Aceto Corporation	2,420,970
223,300	Penford Corporation	3,630,858
		6,051,828
Computers & Electronics - 3.2%
133,400	COMARCO, Inc. *	1,418,042
800,000	InFocus Corporation *	3,896,000
75,300	Metrologic Instruments, Inc. *	1,279,347
73,800	NovAtel, Inc. *	2,540,196
271,000	Overland Storage, Inc. *	2,238,460
79,850	PAR Technology Corp. *	1,336,689
310,000	PC-Tel, Inc. *	3,273,600
204,350	Rimage Corporation *	4,518,178
		20,500,512

Consumer Products - Distributing - 0.6%
320,600	Collegiate Pacific, Inc.	3,565,072
Consumer Products - Manufacturing - 8.9%
299,500	Ashworth, Inc. *	3,057,895
125,700	Emak Worldwide, Inc. *	986,745
615,400	Emerson Radio Corp. *	2,067,744
226,000	Flexsteel Industries, Inc.	3,062,300
244,000	Hartmarx Corporation *	2,098,400
261,500	Hauppauge Digital, Inc. *	978,010
103,150	Hooker Furniture Corporation	1,926,842
180,824	Kimball International, Inc. - Class B	2,757,566
157,148	Lifetime Brands, Inc.	4,654,724
112,000	Matrixx Initiatives, Inc. *	1,823,360
65,000	Measurement Specialties, Inc. *	1,706,250
45,000	The Middleby Corporation *	3,973,950
165,600	Monaco Coach Corporation	2,305,152
60,000	Noble International, Ltd.	960,600
125,000	Perry Ellis International, Inc. *	2,862,500
345,200	Phoenix Footwear Group, Inc. *	2,036,680
60,500	Q.E.P. Co., Inc. *	713,900
32,500	RC2 Corporation *	1,285,050
94,000	Stanley Furniture Company, Inc.	2,546,460
89,800	Steinway Musical Instruments, Inc. *	2,887,070
118,600	Tandy Brands Accessories, Inc.	1,238,184
163,110	Twin Disc, Incorporated	5,442,981
288,000	Universal Electronics, Inc. *	4,988,160
		56,360,523
Consumer Services - 1.4%
201,000	LESCO, Inc. *	3,348,660
377,500	Penn Treaty American Corporation *	3,072,850
200,000	Rural / Metro Corporation *	1,600,000
180,000	Stewart Enterprises, Inc. - Class A	1,044,000
		9,065,510
Energy & Related Services - 3.8%
1,462,000	Electric City Corp. *	789,480
75,000	GulfMark Offshore, Inc. *	2,055,000
160,000	Layne Christensen Company *	4,720,000
162,400	Michael Baker Corporation *	4,543,952
115,000	Mitcham Industries, Inc. *	1,849,200
848,500	Newpark Resources, Inc. *	5,651,010
100,000	OMI Corporation	1,928,000
100,000	Willbros Group, Inc. *	2,210,000
		23,746,642

The accompanying notes to financial statements are an integral part of this schedule.

6       Perritt MicroCap Opportunities Fund

Schedule of Investments Continued April 30, 2006 (Unaudited)

Environmental Services - 2.0%
224,600	American Ecology Corporation	6,008,050
765,000	Darling International Inc. *	3,488,400
364,200	Synagro Technologies, Inc.	1,748,160
304,200	Versar, Inc. *	1,308,060
		12,552,670
Financial Services - 2.2%
140,000	EZCORP, Inc. - Class A *	4,438,000
231,419	Nicholas Financial, Inc. *	3,073,244
105,000	QC Holdings, Inc. *	1,566,600
154,500	Sanders Morris Harris Group, Inc.	2,532,255
104,500	U.S.Global Investors, Inc. - Class A *	2,169,420
		13,779,519
Food - 1.3%
145,000	John B. Sanfilippo & Son, Inc. *	2,260,550
270,250	Landec Corporation *	2,361,985
381,800	Poore Brothers, Inc. *	1,107,220
262,000	SunOpta, Inc. *	2,669,780
		8,399,535
Leisure - 1.4%
409,700	Century Casinos, Inc. *	4,142,067
45,000	Monarch Casino & Resort, Inc. *	1,416,600
595,000	Youbet.com, Inc. *	3,088,050
		8,646,717
Medical Supplies & Services - 4.9%
209,804	Allied Healthcare Products, Inc. *	1,271,412
459,700	BioScrip, Inc. *	2,546,738
386,500	CardioTech International, Inc. *	1,004,900
131,042	Horizon Health Corporation *	2,738,778
215,831	Medical Action Industries, Inc. *	5,162,678
399,600	Microtek Medical Holdings, Inc. *	1,490,508
94,446	National Dentex Corporation *	2,232,703
280,000	Natus Medical, Inc. *	5,597,200
238,950	Option Care, Inc.	3,419,374
932,300	PainCare Holdings, Inc. *	1,734,078
97,700	Psychemedics Corporation	1,656,015
95,610	ZEVEX International, Inc. *	1,949,488
		30,803,872
Military Equipment - 0.2%
47,100	The Allied Defense Group, Inc. *	1,079,061

Minerals & Resources - 3.6%
163,100	AM Castle & Co.	5,887,910
57,000	Century Aluminum Company *	2,713,770
185,000	Fronteer Development Group Inc. *	1,174,750
78,000	Metal Management, Inc.	2,531,100
1,000,000	Northern Orion Resources Inc. *	5,220,000
140,000	NovaGold Resources, Inc. *	2,240,000
25,500	Seabridge Gold Inc. *	265,200
272,600	Vista Gold Corp. *	2,456,126
		22,488,856
Oil & Gas - 6.0%
175,000	Allis-Chalmers Energy Inc. *	2,721,250
186,600	Brigham Exploration Company *	1,759,638
120,000	Carrizo Oil & Gas, Inc. *	3,525,600
214,300	CE Franklin Ltd. *	3,808,111
77,500	Dawson Geophysical Co. *	2,247,500
63,700	The Exploration Company of Delaware *	757,393
529,300	Gasco Energy, Inc. *	2,964,080
54,000	Giant Industries, Inc. *	3,881,520
200,000	Gulfport Energy Corporation *	2,802,000
224,300	NATCO Group, Inc. - Class A *	6,632,551
216,500	TransGlobe Energy Corporation *	1,270,855
790,000	VAALCO Energy, Inc. *	5,609,000
		37,979,498
Real Estate - 0.5%
222,771	Monmouth Real Estate
	Investment Corporation - Class A	1,824,494
24,200	Tejon Ranch Co. *	1,092,146
		2,916,640
Retail - 1.5%
60,000	A.C. Moore Arts & Crafts, Inc. *	1,119,000
455,282	DrugMax, Inc. *	295,933
96,100	Factory Card & Party Outlet Corp. *	765,917
70,000	Haverty Furniture Companies, Inc.	1,057,000
50,000	MarineMax, Inc. *	1,638,000
204,495	PC Mall, Inc. *	1,396,701
93,797	Rush Enterprises, Inc. - Class A *	1,788,709
93,318	Rush Enterprises, Inc. - Class B *	1,670,392
		9,731,652

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund     7

Schedule of Investments Continued April 30, 2006 (Unaudited)

Retail - Auto Parts - 2.0%
151,200	Keystone Automotive Industries, Inc. *	6,244,560
85,000	LoJack Corp. *	1,879,350
122,200	Midas, Inc. *	2,803,268
48,000	Monro Muffler Brake, Inc.	1,744,800
		12,671,978
Semiconductor & Related Products - 2.2%
270,200	Actel Corporation *	4,342,114
76,600	California Micro Devices Corporation *	575,266
530,300	Catalyst Semiconductor, Inc. *	2,545,440
80,493	CyberOptics Corporation *	1,229,933
649,987	FSI International, Inc. *	3,295,434
237,000	MIPS Technologies, Inc. *	1,756,170
		13,744,357
Software - 5.3%
321,300	Aladdin Knowledge Systems *	7,492,716
313,000	American Software, Inc. - Class A	2,300,550
431,514	Captaris Inc. *	1,734,686
190,000	Embarcadero Technologies, Inc. *	1,157,100
481,800	iPass, Inc. *	4,008,576
230,000	MapInfo Corporation *	3,197,000
196,710	Moldflow Corporation *	2,773,611
177,500	MRO Software, Inc. *	3,376,050
360,000	Packeteer, Inc. *	4,701,600
260,100	Ulticom, Inc. *	2,608,803
		33,350,692
Specialty Manufacturing - 8.2%
178,700	Aaon, Inc. *	4,889,954
177,400	AEP Industries, Inc. *	6,251,576
41,000	Ameron International Corporation	2,693,290
296,000	Apogee Enterprises, Inc.	4,804,080
76,000	Coachmen Industries, Inc.	857,280
598,800	Flanders Corporation *	6,203,568
308,900	Imax Corporation *	3,079,733
151,910	Integral Systems, Inc.	4,391,718
238,350	Modtech Holdings, Inc. *	2,369,199
69,491	Northwest Pipe Company *	2,049,290
157,000	Olympic Steel, Inc.	4,947,070
54,500	Printronix, Inc.	915,600
92,000	PW Eagle, Inc.	2,807,840
189,500	RF Monolithics, Inc. *	1,322,710
317,000	Spartan Motors, Inc.	4,444,340
		52,037,248

Technology - 0.6%
340,500	Centillium Communications, Inc. *	1,273,470
475,000	Ceragon Networks Ltd. *	2,560,250
		3,833,720
Telecommunications - 6.3%
50,000	Comtech Group Inc. *	648,000
315,000	Digi International, Inc. *	3,984,750
334,600	EFJ, Inc. *	3,419,612
313,000	Gilat Satellite Networks Ltd. *	2,109,620
312,200	Globecomm Systems Inc. *	2,419,550
350,000	Harmonic, Inc. *	1,872,500
100,000	Inter-Tel, Incorporated	2,294,000
368,100	Intervoice, Inc. *	2,646,639
993,700	The Management Network Group, Inc. *	2,206,014
29,994	Preformed Line Products Company	1,107,378
220,500	RADVision Ltd. *	3,847,725
220,700	Radyne ComStream, Inc. *	3,374,503
800,000	Stratex Networks, Inc. *	5,048,000
542,085	TeleCommunication
	Systems, Inc. - Class A *	1,599,151
232,200	WatchGuard Technologies, Inc. *	1,207,440
534,000	Westell Technologies, Inc. - Class A*	2,119,980
		39,904,862
Transportation - 2.9%
159,000	Dynamex, Inc. *	3,062,340
1,115,000	Grupo TMM S.A. - ADR - Class A*	5,575,000
265,000	StealthGas, Inc.	3,577,500
157,500	USA Truck, Inc. *	3,457,125
139,070	Vitran Corporation, Inc. *	2,800,870
		18,472,835

TOTAL COMMON STOCKS
	(Cost $362,061,182)	497,331,832

WARRANTS - 0.0% (a)
22,267	Tengasco Inc. Warrants,
	Expiring 9/12/2008	29,393

TOTAL WARRANTS
	(Cost $0)	29,393

The accompanying notes to financial statements are an integral part of this schedule.

8        Perritt MicroCap Opportunities Fund

Schedule of Investments Continued April 30, 2006 (Unaudited)

Principal
Amount	SHORT TERM INVESTMENTS - 21.3%(a)

	COMMERCIAL PAPER - 20.0%
Automotive - 1.9%
12,000,000	Toyota Motor Credit Corp., 4.250%,
	05/03/2006	11,997,167
Financials - 11.9%
25,000,000	American Express, 4.750%,
	05/04/2006	24,990,412
25,000,000	Barton Capital Corp., 4.740%,
	05/05/2006	24,987,244
25,000,000	General Electric, 4.780%,
	05/12/2006	24,964,616
		74,942,272
Food - 2.3%
14,560,000	Nestle Capital Corp., 4.780%,
	05/01/2006	14,560,000
Pharmaceuticals - 3.9%
25,000,000	Abbott Labs, 4.760%,
	05/09/2006	24,974,377

TOTAL COMMERCIAL PAPER		126,473,816

Variable Rate Demand Notes - 1.3% #
6,088,214	American Family
	Demand Note, 4.529%	6,088,214
2,085,417	Wisconsin Corporate Central
	Credit Union
	Demand Note, 4.659%	2,085,417
		8,173,631
TOTAL SHORT TERM INVESTMENTS
	(Cost $134,647,447)	134,647,447

TOTAL INVESTMENTS
	(Cost $496,708,629) - 100.1%	$632,008,672

(a)Percentages for various classifications relate to total net assets.
*Non-income producing security.
ADR American Depository Receipt.
#Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates shown are as of
April 30, 2006.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

April 30, 2006 (Unaudited)
Assets:
Investments at fair value (cost $496,708,629)	$632,008,672
Dividends and interest receivable	49,075
Receivable for investments sold	1,634,351
Receivable for fund shares issued	3,067,111
Cash	6,298
Other assets	43,321
Total Assets	636,808,828
Liabilities:
Payable for investments purchased	4,123,520
Payable for fund shares purchased	539,819
Payable to Advisor	513,025
Accrued expenses and other liabilities	92,165
Total Liabilities	5,268,529
Net Assets	$631,540,299
Net Assets Consist of:
Capital stock	$471,547,635
Accumulated net investment loss	(8,438,354)
Accumulated undistributed net realized gain on investments sold	33,130,975
Net unrealized appreciation on investments	135,300,043
Total Net Assets	$631,540,299
Capital shares issued and outstanding, $0.01 par value, 40,000,000 shares authorized	18,810,308
Net asset value price per share	$33.57

The accompanying notes to financial statements are an integral part of this statement.

Perritt MicroCap Opportunities Fund     9

Statement of Operations

For the Six Month Period Ended April 30, 2006 (Unaudited)
Investment Income:
Dividend income	$820,957
Interest income	2,967,029
Other income	8,957
Total investment income	3,796,943
Expenses:
Investment advisory fee	2,781,454
Shareholder servicing	334,459
Reports to shareholders	69,282
Administration fee	62,281
Custodian fees	43,806
Professional fees	40,275
Federal & State registration fees	37,973
Fund accounting expenses	34,067
Other	17,123
Directors’ fees and expenses	14,874
Payroll expense **	12,976
Total expenses	3,448,570

Net investment income	348,373
Realized and Unrealized Gain on Investments:
Realized gain on investments	27,399,888
Change in unrealized appreciation on investments	65,204,176

Net realized and unrealized gain on investments	92,604,064
Net Increase in Net Assets Resulting from Operations	$92,952,437
** Chief Compliance Officer compensation

The accompanying notes to financial statements are an integral part of this statement.

Financial Highlights
For a Fund share outstanding throughout the period
		For the Year Ended October 31
	For the Six Month Period Ended
	April 30, 2006 (Unaudited)	2005	2004	2003
Net asset value, beginning of period	$29.75	$24.46	$22.82	$14.02

Income (loss) from investment operations:
Net investment income (loss)	0.17[2]	(0.16) [2]	(0.21) [2]	(0.16) [2]
Net realized and unrealized gain on investments	5.11	6.04	2.65	9.16
Total from investment operations	5.28	5.88	2.44	9.00

Less dividends and distributions:
Dividends from net investment income	-	-	(0.49)	(0.09)
Distributions from net realized gains	(1.46)	(0.60)	(0.34)	(0.14)
Total dividends and distributions	(1.46)	(0.60)	(0.83)	(0.23)
Redemption fees	- #	0.01	0.03	0.03

Net asset value, end of period	$33.57	$29.75	$24.46	$22.82

Total return[1]	18.45%[4]	24.41%	10.92%	65.30%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$631,540	$424,466	$192,884	$131,279
Ratio of expenses to average net assets:	1.24%[3]	1.29%	1.25%	1.44%
Ratio of net investment income (loss)
to average net assets:	0.13%[3]	(0.59%)	(0.90%)	(0.90%)
Portfolio turnover rate	14.9%[4]	24.1%	30.2%	32.0%

1 Total return reflects reinvested dividends but does not reflect the impact of taxes.   2 Net investment income (loss) per share has been calculated based on average shares outstanding during the period.   3 Annualized.   4 Not annualized   # Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

10        Perritt MicroCap Opportunities Fund

Statement of Changes in Net Assets

	For the Six Month Period	For the Year Ended
	Ended April 30, 2006 (Unaudited)	October 31, 2005
Operations:
Net investment income (loss)	$348,373	$(1,775,159)
Net realized gain on investments	27,399,888	24,469,030
Net increase in unrealized appreciation on investments	65,204,176	34,418,656
Net increase in net assets resulting from operations	92,952,437	57,112,527
Dividends and Distributions to Shareholders:
Net realized gains	(23,802,992)	(5,489,974)
Total dividends and distributions	(23,802,992)	(5,489,974)
Capital Share Transactions:
Proceeds from shares issued
(6,440,234 and 11,070,763 shares, respectively)	199,087,428	306,124,558
Cost of shares redeemed
(2,626,866 and 4,881,963 shares, respectively)	(82,766,894)	(131,306,552)
Reinvestment of distributions
(731,534 and 189,916 shares, respectively)	21,477,829	5,011,889
Redemption fees	126,622	129,159
Net increase in net assets from capital share transactions	137,924,985	179,959,054
Total Increase in Net Assets	207,074,430	231,581,607
Net Assets
Beginning of the Period	424,465,869	192,884,262
End of the Period (including undistributed net investment
loss of $8,438,353 and $8,786,727, respectively)	$631,540,299	$424,465,869

The accompanying notes to financial statements are an integral part of these statements.

		For the Year Ended October 31

2002	2001	2000	1999	1998	1997	1996
$13.86	$14.92	$10.59	$11.77	$17.75	$14.33	$14.17

(0.16) [2]	(0.13) [2]	(0.19) [2]	(0.15) [2]	(0.17) [2]	(0.05)	(0.16)
0.21	0.94	4.30	(1.03)	(3.55)	4.78	2.42
0.05	0.81	4.11	(1.18)	(3.72)	4.73	2.26

-	(1.95)	-	-	-	(0.04)	(0.90)
(0.11)	-	-	-	(2.26)	(1.27)	(1.20)
(0.11)	(1.95)	-	-	(2.26)	(1.31)	(2.10)
0.22	0.08	0.22	-	-	-	-
$14.02	$13.86	$14.92	$10.59	$11.77	$17.75	$14.33
1.93%	9.62%	40.89%	(10.03%)	(23.83%)	35.95%	18.56%

$14,402	$12,979	$9,807	$8,499	$10,173	$24,831	$8,130
1.60%	1.75%	1.75%	1.72%	1.81%	1.52%	1.92%

(1.00%)	(1.00%)	(1.30%)	(1.20%)	(1.10%)	(0.60%)	(1.20%)
118.0%	94.3%	89.2%	53.4%	24.0%	83.1%	58.0%

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund     11

Notes to Financial Statements

April 30, 2006 (Unaudited)

The Perritt MicroCap Opportunities Fund, Inc., which consists solely of the Perritt MicroCap Opportunities Fund (the “Fund”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies
a.
Listed securities are valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price. Securities traded over-the-counter are valued at the NASDAQ Official Closing Price. Demand notes, commercial paper and U.S. Treasury Bills are valued at amortized cost, which approximates fair value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors of the Fund. Cost amounts, as reported on the statement of assets and liabilities and schedule of investments, are the same for federal income tax purposes.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.
c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Investment and shareholder transactions are recorded on trade date. Dividends to shareholders are recorded on the ex-dividend date.

d.
Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.	Investment Advisory Agreement

The Fund has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Fund are affiliated. Under the terms of the agreement, the Fund pays PCM a monthly investment advisory fee at the annual rate of 1% of the daily net assets of the Fund. At April 30, 2006, the Fund had fees due PCM of $513,025. For the six month period ended April 30, 2006, the Fund incurred advisory fees of $2,781,454 pursuant to the investment advisory agreement.

PCM manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors. PCM is responsible for investment decisions and supplies investment research and portfolio management. Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and directors of the Fund (except the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.

The investment advisory agreement requires PCM to reimburse the Fund in the event the Fund’s expenses, as a percentage of the average net asset value, exceed the most restrictive percentage, as these terms are defined. The most restrictive percentage for the six month period ended April 30, 2006 was 1.75%. For the six month period ended April 30, 2006, no expenses were required to be reimbursed by PCM.

3.	Investment Transactions
Purchases and sales of securities for the six month period ended April 30, 2006 aggregated $117,960,630 and $63,109,334, respectively.
At October 31, 2005, the Fund had no capital loss carry forwards.
At October 31, 2005, the components of capital on a tax basis were as follows:

Cost of Investments	$349,306,926
Gross unrealized appreciation	$91,055,785
Gross unrealized depreciation	(20,959,918)
Net unrealized appreciation	$70,095,867
Undistributed net investment loss	$(8,786,727)
Undistributed capital gains	29,534,079
Total undistributed earnings	$20,747,352

The tax character of distributions paid during the six month period ended April 30, 2006 and the fiscal year ended October 31, 2005 were as follows:

Six Month
	Period Ended	Year Ended
	April 30, 2006	October 31, 2005
Ordinary Income	$ -	$ -

Long Term Capital Gain	23,802,992	5,489,974

12     Perritt MicroCap Opportunities Fund

Expense Example

April 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2005 - April 30, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/05	4/30/06	11/1/05 - 4/30/06[1]
Actual	$1,000.00	$1,184.50	$6.72
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.21

1 Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Perritt MicroCap Opportunities Fund       13

Advisory Agreement

Approval of renewal of investment advisory agreements
On November 19, 2005, the Directors of the Perritt MicroCap Opportunities Fund and the Perritt Emerging Opportunities Fund (collectively, the “funds”) approved the renewal of the funds’ Investment Advisory Agreements (the “agreements”) with Perritt Capital Management, Inc. (“PCM”). The information, material factors and conclusions respecting the approval of the renewed agreements are described below.

1. Information received
During the year, the Directors receive a wide variety of materials relating to the services provided by PCM. The information includes, but is not limited to, the funds’ performance, portfolio holdings, sales and redemptions, fees and expenses and portfolio trading practices. This information is provided on a quarterly basis. Additionally, the Directors were provided with an extensive analysis comparing the funds to comparable peer group funds (including comparisons to advisory fees charged by PCM to its privately managed accounts), and to the Russell 2000 Index and the MSCI MicroCap Index. The Directors also received information regarding PCM’s personnel providing investment management and administrative services and compliance monitoring.

The Directors did not identify any single factor that led to the recommendation to renew but rather considered the overall service and performance of PCM. The following is a description of the most important factors but is not all encompassing in the factors considered.

2. Nature, extent and quality of service
The Directors considered the personnel of PCM responsible for the investment and regulatory processes of the funds, and noted that PCM has made significant additions to staff and system upgrades. PCM has eliminated all soft dollar agreements resulting in the cost of research service being borne by PCM and the lowering of the commissions charged for portfolio transactions.

PCM has added additional compliance staff to help keep pace with the ever increasing demands of today’s regulatory environment. PCM also monitors the funds’ third party service providers.

3. Investment performance
The Directors considered whether the funds operated within their stated investment philosophy and objectives and the funds’ compliance with their investment restrictions. The Directors reviewed the investment performance of each of the funds and compared its performance to that of the Russell 2000 Index, the MSCI MicroCap Index and ten other comparable funds (a “peer group”). The Directors noted that the performance of the Perritt MicroCap Opportunities Fund, as of October 31, 2005, was the highest in its peer group for the 3 month, 1 Year and 3 Year periods. It ranked second in the 10 Year return. The Perritt Emerging Opportunities Fund was above its peer group median for the 3 month, 6 month and 1 year periods. Based on this information the Directors concluded that PCM’s performance in managing the funds would indicate that its continued management would benefit the funds and their shareholders.

Advisory Agreement Continued

4. Advisory fees and expenses
The Directors compared the advisory fees and expenses of the funds to their peer groups. The fees and expenses of the Perritt MicroCap Opportunities Fund were in line with the median fees and expenses of its peer group. The fees and expenses of the Perritt Emerging Opportunities Fund were at the high end of its peer group. However, the Directors took into account that the inception date of the Perritt Emerging Opportunities Fund was August 4, 2004, so that its expense ratio is higher primarily due to start up costs and low asset levels as the fund began. The Directors concluded that the fees charged by PCM were reasonable and fair to the funds and their shareholders.

The Directors also reviewed the fees charged to PCM’s privately managed accounts and while the fees were, in some instances, lower than the fees charged to the funds, the differences appropriately reflected PCM’s greater responsibilities and scope of services provided to the funds.

5. Adviser costs and level of profit
The Directors reviewed the non-advisory fee costs incurred by the Perritt MicroCap Opportunities Fund and found them to be below the median cost experienced by its peer group. The non-advisory fee costs incurred by the Perritt Emerging Opportunities Fund were higher than the cost experienced by its peer group primarily due to the aforementioned start up costs. Additionally, PCM has added personnel staffing to meet the growing demand of research and analytic responsibilities as well as additional staffing to meet the expanding regulatory requirements. The Directors also considered the closing of the Perritt MicroCap Opportunities Fund to new investors, with certain exceptions, noting that the cost of non-advisory fees should not be materially higher even if assets grow after the fund is closed.

6. Additional benefits
The Directors reviewed PCM’s trading practices, noting that PCM receives the benefit of research provided by broker-dealers who execute portfolio transactions for the funds, without entering into any soft dollar arrangements (as noted above, PCM has eliminated all soft dollar arrangements).

7. Conclusions
The Directors determined that the nature, extent and quality of service provided to the funds was excellent and that the factors considered favored a renewal of the agreements. The Directors concluded that the funds’ advisory fees were reasonable in terms of cost of services provided and in comparison with their peer groups. In conclusion, the Directors determined that the funds received reasonable value in return for those fees and that renewal of the agreements is in the best interest of the funds and their shareholders.

President’s Message

The Perritt Emerging Opportunities Fund posted a 24.76 percent gain during the first six months of fiscal 2006. During the same period, the small-cap Russell 2000 Index rose by 18.91 percent and the MSCI MicroCap Index rose by 18.88 percent. The Russell 2000 Index benchmarks the performance of small-cap stocks, while the MSCI Index benchmarks the micro-cap segment of the U.S. equities market. A more detailed report of the Fund’s performance can be found on page 17 of this report.

During the last six months, six positions were liquidated from the Fund’s portfolio. Advanced Power Technology was acquired by Miscosemi. Barrett Business Services, 24/7 Real Media, and Air Methods grew beyond our market capitalization limits. Finally, we sold Internet America and Interphase after they reported disappointing operating results. In addition to adding to our current investment positions, we initiated investments in the stocks of 38 companies. Due to the significant inflows in a relatively short period of time, we also purchased two exchange traded funds (ETFs), the iShares Russell MicroCap Index and the Powershares MicroCap Index. Both of these ETFs represent a diversified portfolio of micro-cap stocks and they enabled us to increase the percentage of assets invested in equities. We view these two investments as temporary with the proceeds of their ultimate sale being redeployed in micro-cap company stocks.

As discussed in Dr. Perritt’s commentary in this report, the Sarbanes-Oxley Act of 2002 (SOX) was enacted in the wake of scandals at Enron and WorldCom to bolster confidence in U.S. public companies and capital markets. Section 404 of the Act requires firms to assess the effectiveness of their internal controls and financial-reporting procedures and require that an external auditor examine that assessment. Since the Act became effective in 2004, there’s been an increasing level of complaints from the managers of small companies about the cost of compliance. In response, the Securities and Exchange Commission (SEC) established a Subcommittee in late 2004 to examine SOX’s impact on small public companies. While that subcommittee recommended that micro-cap companies should be exempt from the external audit requirements of SOX 404, SEC Chairman Christopher Cox did not agree and rejected the recommendation. The results appear to be that micro-cap firms will have to comply with SOX 404 in 2007. While we are obviously disappointed with the decision, the micro-cap marketplace still remains a vibrant investment asset class for investors.

Michael Corbett
President
Perritt MicroCap Opportunities Fund

As of April 30, 2006, the Fund’s portfolio contained the common stocks of 143 companies. (Descriptions of the Fund’s 10 largest holdings appear on page 18 of this report.) Based on our earnings estimates, the Fund’s portfolio is trading at slightly more than 20 times 2006 expected earnings and less than 16 times 2007 expected earnings. The average stock in the portfolio is priced at 0.9 times revenue and the median market capitalization is approximately $80 million. Nearly 27 percent of the Fund’s assets have been temporarily invested in cash equivalents. We keep a keen eye focused on equity valuations, and stock prices have not been reasonable enough for our tastes. Thus, we continue to wait patiently for reasonable valuations to appear. Our plan is to slowly redeploy our cash investments to reasonably-valued micro-cap stocks in the months ahead.

As discussed earlier, the Fund experienced significant inflows in a relatively short period of time. Assets grew from approximately $31 million in October 2005 to more than $90 million at the end of April 2006. As a result, we are pleased to report that the Fund’s expense ratio decreased from 2.22 percent in fiscal 2005 to 1.62 percent for the first months of fiscal 2006.

Thank you for investing in this truly unique product. If you have any questions or comments about this report or your investment in the Perritt Emerging Opportunities Fund, please call us toll-free at (800) 331-8936 or visit our web site at www.perrittmutualfunds.com.

Michael J. Corbett
President

16            Perritt Emerging Opportunities Fund

Performance April 30, 2006 (Unaudited)

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value.)

Average Annual Total Returns Periods ended April 30, 2006

	Past 6 Months	Past 1 Year	Since Inception
Perritt Emerging Opportunities Fund	24.76%	38.97%	27.01%
Russell 2000 Index	18.91%	33.47%	24.03%
MSCI U.S. MicroCap Index	18.88%	35.10%	24.74%
(reflects no deduction for fees and expenses)
CPI	1.15%	3.55%	3.75%

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Cumulative Total Returns Periods ended April 30, 2006

	Past 6 Months	Past 1 Year	Since Inception
Perritt Emerging Opportunities Fund	24.76%	38.97%	48.93%
Russell 2000 Index	18.91%	33.47%	43.16%
MSCI U.S. MicroCap Index	18.88%	35.10%	44.53%
(reflects no deduction for fees and expenses)
CPI	1.15%	3.55%	6.33%

Cumulative total returns reflect the Fund's actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund's returns to the Russell 2000 Index, which currently reflects a popular measure of the stock performance of small companies. CPI is the rate of inflation as measured by the government's consumer price index.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-8936. The Fund imposes a 2.00% redemption fee on shares held for less than ninety days.

The Russell 2000 Index is comprised of the stocks of the 3,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on market capitalization. You can not invest directly in an index.

The MSCI U.S. MicroCap Index represents the micro-cap companies in the U.S. equity market. The index targets for inclusion approximately the bottom 1.50% of the U.S. equity market capitalization. You can not invest directly in an index.

Perritt Emerging Opportunities Fund      17

Ten Largest Holdings

iShares Russell Microcap Index (IWC) is an exchange traded fund that seeks investment results that correspond generally to the price and yield performance of the Russell Microcap Index. The fund uses a representative sampling strategy to try to track the Russell Microcap Index. This index is a capitalization-weighted index and includes companies ranging in total market capitalization from approximately $50 million to $550 million.

PowerShares Zacks Micro Cap Portfolio (PZI) is an exchange traded fund that seeks investment results that correspond to the price and yield of the Zacks Micro Cap Index. This index is designed to identify a group of microcap stocks with the greatest potential to outperform passive benchmark microcap indices and other actively managed U.S. microcap strategies.

Universal Stainless & Alloy Products Inc. (USAP) manufactures and markets semi-finished and finished specialty steel products. The company offers its specialty steel products in the form of long products and flat rolled products. Universal Stainless’s products are sold to rerollers, forgers, service centers, original equipment manufacturers and wire redrawers.

Vista Gold Corp. (VGZ) engages in the evaluation, acquisition, exploration, and advancement of gold exploration and potential development projects. The company holds interests in several projects, mines and properties in Nevada, California, Idaho, Colorado, Mexico, Bolivia and Indonesia. It also owns five exploration projects in Canada and approximately 25% of the shares of Zamora Gold Corp.

Sparton Corp. (SPA) provides design and electronic manufacturing services in the U.S. Its products and services include box build products for original equipment manufacturers, microprocessor-based systems, transducers, printed circuit boards and assemblies, sensors, and electromechanical devices. Sparton also develops and manufactures sonobuoys and anti-submarine warfare devices used by the U. S. Navy and other free-world military organizations. The company primarily serves the medical/scientific instrumentation and aerospace industries.

Twin Disc, Inc. (TWIN) engages in the design, manufacture, and sale of heavy duty off-highway power transmission equipment primarily in the U.S. The company sells its products to customers primarily in construction and industrial equipment, government, marine, energy and natural resources, and agricultural markets.

LMI Aerospace, Inc. (LMIA) provides structural components, assemblies, and kits to the aerospace, defense, and technology industries in the U.S. It fabricates, machines, finishes, and integrates formed, close tolerance aluminum, and specialty alloy components and sheet metal products primarily for commercial, corporate, and military aircraft industries. LMI Aerospace also produces components and assemblies for laser equipment used by semiconductor and medical equipment manufacturers.

America Service Group Inc. (ASGR) provides managed healthcare services to correctional facilities in the U.S. It contracts with state, county, and local governmental agencies to provide healthcare services to inmates. The company provides and/or administers a range of on-site healthcare programs, and arranges for and oversees off-site hospitalization and specialty outpatient care. It also offers administrative support services.

CECO Environmental Corp (CECE) provides air pollution control products and services. It engages in the engineering, design, and building of equipment, and installing systems that clean and destroy airborne contaminants from industrial facilities. The company offers air pollution control systems and industrial ventilation systems, custom metal fabrication services, component parts for industrial air systems, and engineering and design services. The company sells and markets products and services in the United States, Mexico, Canada, Asia, Europe, and South America.

Deli Solar (USA) Inc. (DLSL) engages in the design, manufacturing, and sale of solar hot water heaters, coal-fired boilers, and space heating products. It also provides components, parts, and after-sale services associated with these products. Its products are also used as primary household space heaters during cold weather and as cooking stoves.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Allocation of Portfolio Net Assets April 30, 2006 (Unaudited)

18         Perritt Emerging Opportunities Fund

Schedule of Investments April 30, 2006 (Unaudited)

Shares	COMMON STOCKS - 65.0% (a)	Value
Air Transport - 0.5%
44,500	AeroCentury Corp.*	$195,800
28,000	World Air Holdings, Inc. *	255,360
		451,160
Biotechnology - 0.1%
17,000	Commonwealth Biotechnologies, Inc. *	54,060
Building Materials - 1.9%
40,700	Meadow Valley Corporation *	463,980
62,600	MFRI, Inc. *	670,446
40,000	Ready Mix, Inc. *	558,000
		1,692,426
Business Services - 4.6%
100,646	ARI Network Services, Inc. *	211,357
453,667	BrandPartners Group, Inc. *	163,320
60,000	Corillian Corporation *	206,400
270,000	Envoy Communications Group, Inc. *	402,300
51,200	Global Traffic Network, Inc. *	296,960
45,000	GP Strategies Corporation *	324,000
292,000	Newtek Business Services, Inc. *	630,720
50,000	PacificNet, Inc. *	377,500
50,000	Perceptron, Inc. *	396,800
47,000	RCM Technologies, Inc. *	314,900
27,805	Rentrak Corporation *	301,128
33,800	TechTeam Global, Inc. *	338,338
140,000	Zomax Incorporated *	254,800
		4,218,523
Chemical Manufacturing - Specialty - 1.0%
80,000	Flexible Solutions International, Inc. *	324,000
100,000	Flexible SolutionsR *
	(Acquired 4/13/05, Cost $375,000)	405,000
57,000	TOR Minerals Internationals, Inc. *	155,040
		884,040

Computers & Electronics - 5.4%
91,300	ADDvantage Technologies Group, Inc. *	600,754
46,800	COMARCO, Inc. *	497,484
21,500	Cyberoptics Corp. *	328,520
27,750	Napco Security Systems, Inc. *	423,743
56,000	Overland Storage, Inc. *	462,560
20,000	Rimage Corp. *	442,200
345,000	Socket Communications, Inc. *	448,500
49,000	Spectrum Control, Inc. *	440,020
35,000	TransAct Technologies Incorporated *	431,550
168,000	Tripos, Inc. *	504,000
26,000	Williams Controls, Inc. *	331,500
		4,910,831
Consumer Products - Distributing - 1.8%
118,500	ACR Group, Inc. *	466,297
49,700	Collegiate Pacific, Inc.	552,664
160,000	Image Entertainment, Inc. *	612,800
		1,631,761
Consumer Products - Manufacturing - 4.7%
49,337	Emak Worldwide Inc. *	387,295
139,800	Emerson Radio Corp. *	469,728
44,000	Flexsteel Industries, Inc.	596,200
58,100	Hauppauge Digital, Inc. *	217,294
148,500	International Absorbents, Inc. *	473,715
270,500	Mad Catz Interactive, Inc. *	140,660
23,000	Matrixx Initiatives, Inc. *	374,440
17,100	Motorcar Parts of America, Inc. *	211,613
23,900	Q.E.P. Co., Inc. *	282,020
31,000	Tandy Brands Accessories, Inc.	323,640
25,000	Twin Disc, Incorporated	834,250
		4,310,855
Consumer Services - 0.4%
40,000	Pacific Internet Ltd. *	350,800

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Emerging Opportunities Fund     19

Schedule of Investments Continued April 30, 2006 (Unaudited)

Energy & Related Services - 2.4%
60,000	Deli SolarR *
	(Acquired 3/15/05, Cost $210,000)	390,000
60,000	Deli SolarR *
	(Acquired 10/31/05, Cost $231,000)	390,000
410,000	Electric City Corp. *	221,400
34,000	Mitcham Industries, Inc. *	546,720
43,785	TGC Industries, Inc. *	620,871
		2,168,991
Environmental Services - 2.7%
80,000	CECO Environmental Corp. *	793,600
300,000	PDG Environmental, Inc. *	486,000
50,000	Synagro Technologies, Inc.	240,000
409,766	TurboSonic Technologies, Inc. *	614,649
65,500	Versar, Inc. *	281,650
		2,415,899
Financial Services - 1.1%
36,000	Nicholas Financial, Inc. *	478,080
23,895	U.S. Global Investors, Inc. - Class A *	496,060
		974,140
Food - 2.2%
164,500	Armanino Foods of Distinction, Inc.	131,600
17,800	John B. Sanfilippo & Sons, Inc. *	277,502
53,300	Landec Corporation *	465,842
65,000	Monterey Gourmet Foods Inc. *	380,250
220,000	New Dragon Asia Corp. *	431,200
100,000	Poore Brothers, Inc. *	290,000
		1,976,394
Leisure - 2.3%
45,000	Century Casinos, Inc. *	454,950
1,000,000	IA Global, Inc. *	260,000
42,500	Red Lion Hotels Corporation *	510,000
43,000	The Sands Regent *	567,600
77,000	Silverleaf Resorts, Inc. *	264,880
		2,057,430

Medical Supplies & Services - 10.5%
69,100	Allied Healthcare Products, Inc. *	418,746
60,000	America Service Group Inc. *	820,800
44,000	American Medical Alert Corp. *	320,760
33,000	Birner Dental
	Management Services, Inc.	544,500
114,000	CardioTech International, Inc. *	296,400
165,900	Carriage Services, Inc. *	778,071
1,006,069	Curon Medical, Inc. *	170,730
181,000	Health Fitness Corp. *	398,200
144,000	Hooper Holmes, Inc.	424,800
30,000	IRIDEX Corporation *	342,600
80,000	LMS Medical Systems Inc. *	148,000
55,500	MEDTOX Scientific, Inc. *	518,370
100,000	Microtek Medical Holdings, Inc. *	373,000
26,100	National Dentex Corporation *	617,004
49,000	Pediatric Services of America, Inc. *	676,200
163,000	Pharsight Corporation *	215,160
62,000	Rockwell Medical Technologies, Inc. *	485,460
45,000	Span-America Medical Systems, Inc.	500,400
148,000	VIVUS, Inc. *	451,400
60,500	Zareba Systems, Inc.	426,525
27,609	ZEVEX International, Inc. *	562,947
		9,490,073
Minerals and Resources - 2.9%
14,000	Empire Resources, Inc.	638,680
405,000	Golden Odyssey Mining Inc. *	157,950
49,000	New Gold Inc. *	551,250
70,000	Uranium Resources, Inc. *	449,400
97,000	Vista Gold Corp. *	873,970
		2,671,250
Oil & Gas - 1.9%
41,000	CE Franklin Ltd. *	728,570
250,000	Far East Energy Corp. R *
	(Acquired 12/31/04, Cost $200,000)	515,000
50,000	Far East Energy Corp. R *
	(Acquired 10/31/05, Cost $75,000)	103,000
35,000	Matrix Service Company *	399,350
		1,745,920

The accompanying notes to financial statements are an integral part of this schedule.

20         Perritt Emerging Opportunities Fund

Schedule of Investments Continued April 30, 2006 (Unaudited)

Retail - 3.8%
41,000	Cost-U-Less, Inc. *	321,440
99,500	DrugMax, Inc. *	64,675
39,000	Factory Card & Party Outlet Corp. *	310,830
60,500	GTSI Corp. *	408,375
88,000	Hastings Entertainment, Inc. *	539,440
80,100	Man Sang Holdings, Inc. *	432,540
40,000	Shoe Pavilion, Inc. *	316,000
63,000	Touchstone Applied
	Science Associates, Inc. *	186,480
117,900	Varsity Group Inc. *	578,889
225,000	Western Power & Equipment Corp. *	324,000
		3,482,669
Semiconductor & Related Products - 1.8%
95,000	Catalyst Semiconductor, Inc. *	456,000
70,000	FSI International, Inc. *	354,900
99,405	Sparton Corporation	849,913
		1,660,813
Software - 0.7%
65,000	American Software, Inc. - Class A	477,750
423,200	Stockgroup Information Systems Inc. *	181,976
		659,726
Specialty Manufacturing - 8.7%
89,000	Amerigon Incorporated *	665,720
82,600	Baldwin Technology
	Company, Inc. - Class A *	510,468
65,000	Core Molding Technologies, Inc. *	349,700
213,307	Electric & Gas Technologies, Inc. *	179,178
185,000	Exide Technologies *	658,600
114,200	Featherlite, Inc. *	541,308
86,500	Force Protection, Inc. *	169,540
20,000	Hawk Corporation - Class A *	299,800
25,000	Hurco Companies, Inc. *	776,250
47,000	LMI Aerospace, Inc. *	825,790
37,400	Modtech Holdings, Inc. *	371,756
21,200	Nobility Homes, Inc.	573,460
32,600	North American
	Galvanizing & Coatings, Inc. *	167,564
30,000	OI Corporation	435,150
45,000	RF Monolothics, Inc. *	314,100
28,000	Universal Stainless
	& Alloy Products, Inc. *	877,520
40,000	Veri-Tek International Corp. *	136,800
		7,852,704

Technology - 0.7%
60,000	AstradaR *
	(Acquired 4/26/05, Cost $210,000)	102,000
100,000	Ceragon Networks Ltd. *	539,000
		641,000
Telecommunications - 2.6%
95,000	CTI Group Holdings Inc. *	32,300
30,000	EFJ, Inc. *	306,600
64,000	Globecomm Systems Inc. *	496,000
31,000	Micronetics, Inc. *	477,400
18,000	Radyne ComStream, Inc. *	275,220
50,000	RELM Wireless Corporation *	475,500
90,000	TeleCommunication
	Systems, Inc. - Class A *	265,500
		2,328,520
Transportation - 0.3%
10,000	Maritrans, Inc.	239,900

TOTAL COMMON STOCKS
	(Cost $49,454,019)	58,869,885

Shares	WARRANTS -0.0% (a)
60,000	Astrada Warrants,
	Expiring 4/15/2010 *	-
100,000	Flexible Solutions Warrants,
	Expiring 4/08/2009 *	-
TOTAL WARRANTS (Cost $0)		-

EXCHANGE-TRADED FUNDS - 7.6% (a)
70,000	iShares Russell Microcap Index Fund.	4,067,000
160,000	PowerShares Zacks Micro Cap Portfolio.	2,793,600
TOTAL EXCHANGE-TRADED FUNDS
	(Cost $6,120,523)	6,860,600

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Emerging Opportunities Fund        21

Schedule of Investments Continued April 30, 2006 (Unaudited)

Principal
Amount	CORPORATE BONDS - 0.3% (a)	Value

Real Estate - 0.3%
$ 250,000	Monmouth Capital CorporationR
	(Acquired 3/30/05, Cost $250,000)
	8.000%, 03/30/2015	250,000

TOTAL CORPORATE BONDS
	(Cost $250,000)	250,000

SHORT TERM INVESTMENTS - 26.6% (a)

COMMERCIAL PAPER - 16.8%

Financial Services - 9.9%
3,000,000	American Express,
	4.840%, 05/11/2006	2,996,090
3,000,000	General Electric,
	4.740%, 05/03/2006	2,999,235
3,000,000	Prudential Funding Corp.,
	4.750%, 05/04/2006	2,998,849
		8,994,174
Foods - 3.6%
3,216,000	Nestle Capital Corp.,
	4.780%, 05/01/2006	3,216,000

Retail - 3.3%
3,000,000	Seven Eleven,
	4.850%, 05/12/2006	2,995,690

TOTAL COMMERCIAL PAPER		15,205,864

Variable Rate Demand Notes - 9.8% #
4,517,983	American Family Demand Note,
	4.529%	4,517,983
4,384,373	Wisconsin Corporate Central Credit
	Union, 4.659%	4,384,373
		8,902,356

TOTAL SHORT TERM INVESTMENTS
	(Cost $24,108,220)	24,108,220

TOTAL INVESTMENTS
	(Cost $79,932,762) - 99.5%	$90,088,705

(a)	Percentages for various classifications relate to total net assets.
R	Restricted under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At April 30, 2006 the value of restricted securities amounted to $2,155,000 or 2.4% of total net assets.
*	Non-income producing security.
ADR	American Depository Receipt
#	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates.
The rates shown are as of April 30, 2006.

The accompanying notes to financial statements are an integral part of this schedule.

 22      Perritt Emerging Opportunities Fund

Statement of Operations

For the Six Month Period Ended April 30, 2006 (Unaudited)
Investment Income:
Dividend income	$67,963
Interest income	320,533
Other income	172
Total investment income	388,668
Expenses:
Investment advisory fee	369,530
Legal fees	16,482
Fund accounting expenses	14,475
Federal & state registration fees	14,262
Custodian fees	13,735
Audit fees	13,711
Shareholder servicing	13,537
Reports to shareholders	10,894
Administration fee	6,640
Directors’ fees and expenses	3,195
Other	1,452
Payroll expense **	1,446
Total expenses	479,359

Net investment loss	(90,691)
Realized and Unrealized Gain on Investments:
Realized gain on investments	1,835,043
Change in unrealized appreciation on investments	9,405,504

Net realized and unrealized gain on investments	11,240,547
Net Increase in Net Assets Resulting from Operations	$11,149,856
** Chief Compliance Officer compensation

The accompanying notes to financial statements are an integral part of this statement.

Financial Highlights
For a Fund share outstanding throughout the period
	For the Six Month Period Ended	For the Year Ended	For the period August 27, 2004[1]
	April 30, 2006 (Unaudited)	October 31, 2005	through October 31, 2004
Net asset value, beginning of period	$11.93	$10.17	$10.00

Income (loss) from investment operations:
Net investment loss	(0.02) [2]	(0.15) [2]	(0.01) [2]
Net realized and unrealized gain on investments	2.93	1.92	0.15
Total from investment operations.	2.91	1.77	0.14
Less dividends and distributions:
Dividends from net investment income	(0.22)	(0.01)	-
Distributions from net realized gains	(0.01)	-	-
Total dividends and distributions	(0.23)	(0.01)	-
Redemption fees	- #	- #	0.03
Net asset value, end of period	$14.61	$11.93	$10.17
Total return[3]	24.76%[5]	17.26%	1.70% [4]
Supplemental data and ratios:
Net assets, end of period (in thousands)	$90,549	$32,348	$2,966
Ratio of expenses to average net assets:
Before waiver and reimbursement	1.62%[6]	2.22%	17.32% [6]
After waiver and reimbursement	1.62%[6]	2.22%	1.95% [6]
Ratio of net investment loss to average net assets:
Before waiver and reimbursement	(0.31%) [6]	(1.30%)	(16.23% ) [6]
After waiver and reimbursement	(0.31%) [6]	(1.30%)	(0.86% ) [6]
Portfolio turnover rate	7.9%	64.4%	1.5%

1 Commencement of operations. 2 Net investment income (loss) per share has been calculated based on average shares outstanding during the period. 3 Total return reflects reinvested dividends but does not reflect the impact of taxes. 4 Not annualized - calculated since August 27, 2004. 5 Not annualized 6 Annualized. # Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Emerging Opportunities Fund    23

Statement of Changes in Net Assets

	For the Six Month Period	For the year ended
	Ended April 30, 2006 (Unaudited)	October 31, 2005
Operations:
Net investment loss	$(90,691)	$ (338,172)
Net realized gain on investments	1,835,043	1,054,935
Change in unrealized appreciation on investments	9,405,504	742,376
Net increase in net assets resulting from operations	11,149,856	1,459,139
Dividends and Distributions to Shareholders:
Net investment income	(622,754)	(3,035)
Net realized gains	(33,223)	-
Total dividends and distributions	(655,977)	(3,035)
Capital Share Transactions:
Proceeds from shares issued
(4,379,926 and 4,378,328 shares, respectively)	60,130,356	49,910,457
Cost of shares redeemed
(944,863 and 1,959,157 shares, respectively)	(13,069,862)	(21,990,691)
Reinvestment of distributions (51,987 and 247 shares, respectively)	641,518	2,719
Redemption fees	5,989	2,902
Net increase in net assets from capital share transactions	47,708,001	27,925,387
Total Increase in Net Assets	58,201,880	29,381,491
Net Assets
Beginning of the Period	32,347,585	2,996,094
End of the Period (including undistributed net investment
loss of $1,056,905 and $343,460, respectively)	$90,549,465	$32,347,585

The accompanying notes to financial statements are an integral part of these statements.

Statement of Assets and Liabilities

April 30, 2006 (Unaudited)
Assets:
Investments at fair value (cost $79,932,762)	$90,088,705
Dividends and interest receivable	34,883
Receivable for investments sold	396,402
Receivable for fund shares issued	592,820
Cash	1,506
Other assets	18,523
Total Assets	91,132,839
Liabilities:
Payable for investments purchased	464,079
Payable for fund shares purchased	3,446
Payable to Advisor	87,871
Accrued expenses and other liabilities	27,978
Total Liabilities	583,374
Net Assets	$90,549,465
Net Assets Consist of:
Capital stock	$78,594,295
Accumulated net investment loss	(1,056,905)
Accumulated undistributed net realized gain on investments sold	2,856,132
Net unrealized appreciation on investments	10,155,943
Total Net Assets	$90,549,465
Capital shares issued and outstanding, $0.00001 par value, 100,000,000 shares authorized	6,198,055
Net asset value price per share	$14.61

The accompanying notes to financial statements are an integral part of this statement.

24        Perritt Emerging Opportunities Fund

Notes to Financial Statements

April 30, 2006 (Unaudited)

Perritt Funds, Inc., which consists solely of the Perritt Emerging Opportunities Fund (the “Company”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies
a.
Listed securities are valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price. Securities traded over-the-counter are valued at the NASDAQ Official Closing Price. Demand notes, commercial paper and U.S. Treasury Bills are valued at amortized cost, which approximates fair value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors of the Company. Cost amounts, as reported on the statement of assets and liabilities and schedule of investments, are the same for federal income tax purposes.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.
c.	Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Investment and shareholder transactions are recorded on trade date. Dividends to shareholders are recorded on the ex-dividend date.
d.	Provision has not been made for federal income tax since the Company has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.
e.	The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.	Investment Advisory Agreement

The Company has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Company are affiliated. Under the terms of this agreement, the Company pays an annual investment advisory fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net assets in excess of $200 million. At April 30, 2006, the Company had fees due PCM of $87,871. For the six month period ended April 30, 2006, the Company incurred advisory fees of $369,530 pursuant to the investment advisory agreement.

PCM manages the Company’s investments subject to the supervision of the Company’s Board of Directors. PCM is responsible for investment decisions and supplies investment research and portfolio management. Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Company, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Company and maintaining its organization, will pay the salaries and fees of all officers and directors of the Company (except the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Company.

Any reimbursement of expenses by PCM (whether required by state law or voluntary on the part of PCM) shall be made on a monthly basis and will be paid to the Fund by a reduction in PCM’s advisory fee, subject to later adjustment month by month for the remainder of the Company’s fiscal year if accrued expenses thereafter fall below the expense limitation. For the six month period ended April 30, 2006, no expenses were waived by PCM. There were no cumulative expenses subject to recapture pursuant to the aforementioned conditions at April 30, 2006.

3.	Investment Transactions
Purchases and sales of securities, excluding short-term investments, for the six month period ended April 30, 2006 aggregated $27,862,408 and $3,650,569, respectively.
At October 31, 2005, the Fund had no capital loss carry forwards.
At October 31, 2005, the components of capital on a tax basis were as follows:

Cost of investments	$30,367,540

Gross unrealized appreciation	$4,188,670
Gross unrealized depreciation	(3,438,231)
Net unrealized appreciation	$750,439

Undistributed net investment loss	$(343,460)
Undistributed capital gains	1,054,312
Total undistributed earnings	$710,852

The tax character of distributions paid during the six month period ended April 30, 2006 and the fiscal year ended October 31, 2005 were as follows:

Six Month
	Period Ended	Year Ended
	April 30, 2006	October 31, 2005
Ordinary Income	$ 622,754	$ 3,035
Long Term Capital Gain	33,223	-

4.	Restricted Securities

The Company owns investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Company after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Company has the right to include these securities in such registration, generally without cost to the Company. The Company has no right to require registration of unregistered securities. At April 30, 2006, the Company held restricted securities with an aggregate market value of $2,155,000 representing 2.4% of total net assets of the Company.

Perritt Emerging Opportunities Fund     25

Expense Example

April 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2005 - April 30, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/05	4/30/06	11/1/05 - 4/30/06[1]
Actual	$ 1,000.00	$1,247.60	$9.03
Hypothetical (5% return before expenses)	1,000.00	1,016.76	8.10

1 Expenses are equal to the Fund’s annualized expense ratio of 1.62%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

26       Perritt Emerging Opportunities Fund

Directors and Officers

Perritt MicroCap Opportunites Fund &

Perritt Emerging Opportunites Fund

The funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds’ directors are independent of Perritt Capital Management, Inc. “Inside” directors are officers of Perritt Capital Management. The Board of Directors elects the funds’ officers, who are listed below. The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.

Independent Directors

Dianne C. Click, 43 MicroCap - Indefinite Term 10 years of service Emerging - Indefinite Term 1 year of service
Ms. Click is a licensed Real Estate Broker in the State of Montana. She recently started her own real estate sales company, Bozeman Broker Group, in April 2004. She has been licensed in the state of Montana since 1995. Prior to her real estate business, she was a marketing consultant to financial management companies.

David S. Maglich, 49 MicroCap - Indefinite Term 17 years of service Emerging - Indefinite Term 1 year of service
Mr. Maglich is a Shareholder with the law firm of Fergeson, Skipper, et. al. in Sarasota, Florida and has been employed with such firm since April 1989.

Inside Director

Gerald W. Perritt, 63 MicroCap - Indefinite Term 18 years of service Emerging - Indefinite Term 1 year of service
Dr. Perritt has been a director of each fund since its inception. He has been Vice President of the MicroCap Opportunities Fund since November 1999 and Vice President of the Emerging Opportunities Fund since August 2004. Prior thereto he served as President of the MicroCap Opportunities Fund and has served as President of Perritt Capital Management since its inception in 1987.

Officers

Michael J. Corbett, 40 MicroCap - Indefinite Term 14 years of service Emerging - Indefinite Term 1 year of service
Mr. Corbett has been President of the MicroCap Opportunities Fund since November 1999 and President of the Emerging Opportunities Fund since August 2004.

Gerald W. Perritt, 63 MicroCap - Indefinite Term 18 years of service Emerging - Indefinite Term 1 year of service
Dr. Perritt has been a director of each fund since its inception. He has been Vice President of the MicroCap Opportunities Fund since November 1999 and Vice President of the Emerging Opportunities Fund since August 2004.

Robert A. Laatz, 61 MicroCap - Indefinite Term 8 years of service Emerging - Indefinite Term 1 year of service
Mr. Laatz serves as Chief Compliance Officer for both funds since September 30, 2004. Mr. Laatz has served as Vice President of the MicroCap Opportunities Fund since November 1997, Secretary since November 1998. He has served as Vice President and Secretary of the Emerging Opportunities Fund since August 2004.

Samuel J. Schulz, 64 MicroCap - Indefinite Term Emerging - Indefinite Term
Mr. Schulz has been the Vice President and Treasurer of the MicroCap Opportunities and Emerging Opportunities Funds since March, 2006.

MicroCap Opportunities Fund

Emerging Opportunities Fund

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ latest Form N-Q is also available without charge upon request by calling 1-800-332-3133.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-332-3133 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-332-3133 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 2880
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
Altschuler, Melvoin and Glasser LLP
One South Wacker Drive
Chicago, IL 60606-3392

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee,WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee,WI 53201-0701

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133

The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

MicroCap Opportunities Fund
Emerging Opportunities Fund

Minimum Initial Investment $1000
IRA Minimum Initial Investment $250
Dividend Reinvestment Plan
Systematic Withdrawal Plan
Automatic Investment Plan
Retirement Plans Including:

• IRA	• Keogh
• SEP	• Roth IRA
• 403b	• Education IRA

2% redemption fee imposed for shares held less than ninety (90) days

This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of the Perritt MicroCap Opportunities Fund and/or the Perritt Emerging Opportunities Fund.

300 S.Wacker Drive • Suite 2880 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: PerrittCap@PerrittCap.com
Web Site: www.perrittmutualfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

As of a date during the ninety days prior to the filing date of this report, an evaluation was performed by management with the participation of the registrant’s principal executive officer and principal financial officer of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940. Based on that evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt Funds, Inc.

By (Signature and Title)*   /s/ Michael J. Corbett
Michael J. Corbett, President

Date                July 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Michael J. Corbett
Michael J. Corbett, President

Date                 July 5, 2006

By (Signature and Title)*    /s/ Samuel J. Schulz
Samuel J. Schulz, Treasurer

Date                July 6, 2006

* Print the name and title of each signing officer under his or her signature.